Exhibit No. 23




                     CONSENT OF CERTIFIED PUBLIC ACCOUNTNATS

    As independent public accountants, we hereby consent to the incorporation of our report on First Essex Bancorp, Inc. dated january 17, 1996, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-21292 and 33-81198).

                                                        ARTHUR ANDERSEN LLP

                                                        /s/Arthur Andersen LLP


    Boston, Massachusetts
    March 22, 1996